David D. Knepper, P.E.
10330-A Lake Road
Houston, Texas 77070

Mr. Floyd Smith
Petron Energy II, Inc
17950 Preston Rd. Suite 960
Dallas, Texas 75252

February 22, 2012

Dear Mr. Smith,

I have estimated the proved and probable reserves and future net revenue as of January 1, 2012, attributable to certain interests owned by Petron Energy II, Inc. in oil and gas properties located in the state of Oklahoma.

This report has been prepared using the definitions and guidelines of the U.S. Securities and Exchange Commission (SEC) and, with the exception of the exclusion of future income taxes, confirms the FASB Accounting Standards Codification Topic 932, Extraction Industries – Oil and Gas. The SEC guidelines specify the use of a 12-month first-of-the-month average benchmark price, a 10 percent discount factor, and constant oil and gas prices and costs.

The following table summarizes the estimated net reserves and future net revenue as of January 1, 2012:

Category	No. Wells	Net BO	Net MMCF	\$ PV(0)	\$ PV(10)
PDP	10	36,557	0	2,052,814	1,057,500
PNP	5	22,635	0	1,222,839	693,119
PROB	21	0	2,664	7,132,344	5,092,935
Totals	36	59,192	2,664	10,407,997	6,843,554

The basis for estimating the proved producing reserves was the extrapolation of historical production having an established decline trend. Probable gas reserves were based on analogy to multiple well potentials in the area and using a 20% decline. Oil volumes are expressed in barrels with one barrel equivalent to 42 U.S. gallons. Gas volumes are expressed in thousands of cubic feet (MMCF).

The lease operating and capital costs were provided by Petron.

The benchmark oil price used in this study are the average of the first trading-day of the month spot prices for January 2011 through December 2011 posted for Cushing, Oklahoma oil, per SEC guidelines. First trading-day of the month prices for oil are from the U.S. Energy Information Administration. Oil prices are based on a benchmark price of \$90.63 per barrel and have been adjusted for gravity and regional price differentials.

The benchmark gas price used in this study are the average of the first trading-day of the month spot prices for January 2011 through December 2011 posted for Henry Hub gas, per SEC guidelines. First trading-day of the month prices for gas are from the U.S. Energy Information Administration. Gas prices are based on a benchmark price of $3.99 per mcf and have been adjusted for MMBTU's, transportation, and regional price differentials.

The estimated future net revenues shown are those that should be realized from the sale of estimated oil and gas reserves after deduction of severance taxes, ad valorem taxes, and direct operating costs. No deductions have been made for federal income taxes or other indirect costs such as interest expense and loan repayments.

Individual projections and a one line summary are attached.

This report presents in detail the engineering and economic considerations and reserve and future revenue estimates.

Should you have any questions, please do not hesitate to contact me.

Yours truly,

David D. Knepper, P.E.

Petron Energy One Line Summary (1-1-12) SEC

County	Well	R-CAT	Reservoir	Gr Oil BO	Net Oil BO	Gr Gas MMCF	Net Gas MMCF	Capex $	PV(0) $	PV(10) $
Tulsa	Gerner #1	PROB	Woodford Shale	0	0	157	128	$35,000	$377,921	$269,365
	Gerner #2	PDP	Bergen	8,462	6,875	0	0	$0	$435,463	$233,490
	Gerner Trust	PDP	Bergen	6,122	4,974	0	0	$0	$292,848	$163,851
Wagoner	Broach #1,2,3	PROB	Woodford Shale	0	0	471	383	$105,000	$1,133,763	$808,095
	Finley #1	PROB	Woodford Shale	0	0	154	125	$35,000	$109,922	$81,455
	Garrett #1	PROB	Woodford Shale	0	0	154	125	$35,000	$109,922	$81,455
	Hughes	PDP	Dutcher Sand	9,332	7,582	0	0	$0	$495,095	$198,255
	Simon (5 wells)	PDP	Dutcher Sand	10,546	8,569	0	0	$0	$396,214	$277,906
	Simon (5 wells)	PNP	Dutcher Sand	27,859	22,635	0	0	$175,000	$1,222,839	$693,119
	Smith #1,3,4,6	PROB	Woodford Shale	0	0	628	510	$140,000	$1,511,684	$1,077,460
	Smith	PDP	Dutcher Sand	4,788	3,890	0	0	$0	$183,905	$79,526
	Vernon #1,2,3	PROB	Woodford Shale	0	0	462	375	$105,000	$1,133,763	$808,095
	Victory #1	PROB	Woodford Shale	0	0	154	125	$35,000	$109,922	$81,455
	Whitlock #1,2,3,4,7	PROB	Woodford Shale	0	0	785	638	$175,000	$1,889,605	$1,346,825
	Woodruff #2,3	PROB	Woodford Shale	0	0	314	255	$70,000	$755,842	$538,730
	Woodruff	PDP	Dutcher Sand	5,743	4,666	0	0	$0	$249,289	$104,472
				72,852	**59,192**	**3,279**	**2,664**	**$910,000**	**$10,407,997**	**$6,843,554**
		PDP		44,993	36,557	0	0	$0	$2,052,814	$1,057,500
		PNP		27,859	22,635	0	0	$175,000	$1,222,839	$693,119
		PROB		0	0	3,279	2,664	$735,000	$7,132,344	$5,092,935
				72,852	***59,192***	***3,279***	***2,664***	***$910,000***	***$10,407,997***	***$6,843,554***

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Gerner #2 2 bopd SEC Case

Production & Cash Flow Stream

Fiscal Year	Oil (BO)	Gas (MMCF)	Oil $/BBL	Gas $/MMBTU	Gross Revenue	Net Revenue	Net Op. & Cap. Exp.	Cash Flow (Undisc.)	Cash Flow (PV 10%)
2012	702	0	$90.63	$3.99	$63,654	$51,719	$4,800	$43,298	$41,071
2013	650	0	$90.63	$3.99	$58,880	$47,840	$4,800	$39,691	$34,080
2014	601	0	$90.63	$3.99	$54,464	$44,252	$4,800	$36,354	$28,257
2015	556	0	$90.63	$3.99	$50,379	$40,933	$4,800	$33,268	$23,407
2016	514	0	$90.63	$3.99	$46,600	$37,863	$4,800	$30,412	$19,370
2017	476	0	$90.63	$3.99	$43,105	$35,023	$4,800	$27,772	$16,011
2018	440	0	$90.63	$3.99	$39,873	$32,396	$4,800	$25,329	$13,219
2019	407	0	$90.63	$3.99	$36,882	$29,967	$4,800	$23,069	$10,899
2020	376	0	$90.63	$3.99	$34,116	$27,719	$4,800	$20,979	$8,972
2021	348	0	$90.63	$3.99	$31,557	$25,640	$4,800	$19,045	$7,373
2022	322	0	$90.63	$3.99	$29,190	$23,717	$4,800	$17,257	$6,048
2023	298	0	$90.63	$3.99	$27,001	$21,938	$4,800	$15,603	$4,950
2024	276	0	$90.63	$3.99	$24,976	$20,293	$4,800	$14,073	$4,041
2025	255	0	$90.63	$3.99	$23,103	$18,771	$4,800	$12,657	$3,290
2026	236	0	$90.63	$3.99	$21,370	$17,363	$4,800	$11,348	$2,670
2027	218	0	$90.63	$3.99	$19,767	$16,061	$4,800	$10,137	$2,159
2028	202	0	$90.63	$3.99	$18,285	$14,856	$4,800	$9,016	$1,739
2029	187	0	$90.63	$3.99	$16,913	$13,742	$4,800	$7,980	$1,393
2030	173	0	$90.63	$3.99	$15,645	$12,712	$4,800	$7,022	$1,110
2031	160	0	$90.63	$3.99	$14,472	$11,758	$4,800	$6,135	$878
2032	148	0	$90.63	$3.99	$13,386	$10,876	$4,800	$5,315	$688
2033	137	0	$90.63	$3.99	$12,382	$10,061	$4,800	$4,556	$534
2034	126	0	$90.63	$3.99	$11,454	$9,306	$4,800	$3,855	$409
2035	117	0	$90.63	$3.99	$10,595	$8,608	$4,800	$3,206	$308
2036	108	0	$90.63	$3.99	$9,800	$7,962	$4,800	$2,605	$227
2037	100	0	$90.63	$3.99	$9,065	$7,365	$4,800	$2,050	$161
2038	93	0	$90.63	$3.99	$8,385	$6,813	$4,800	$1,536	$110
2039	86	0	$90.63	$3.99	$7,756	$6,302	$4,800	$1,061	$69
2040	79	0	$90.63	$3.99	$7,175	$5,829	$4,800	$621	$36
2041	73	0	$90.63	$3.99	$6,636	$5,392	$4,800	$215	$12
Total	**8,462**	**0**			**$766,866**	**$623,079**	**$144,000**	**$435,463**	**$233,490**

Reserve Category

Reserve Category: PDP

Interests

Operating Status: Operated

WI: 1.000

NRI: 0.8125

Decline

Decline Model: Exponential Decline Curve

Initial Flow Rate: 2 BO/D

Valuation Parameters

Net Present Value @ 18%: $166,750

50% of Undisc. Cash Flow: $217,732

3 Year Cash Flow: $119,343

Net Present Value Profile

0%:	$435,463	**18%:**	$166,750	**35%:**	$102,803
5%:	$307,292	**20%:**	$155,470	**40%:**	$92,322
10%:	$233,490	**22%:**	$145,587	**45%:**	$83,771
12%:	$212,502	**25%:**	$132,875	**50%:**	$76,664
15%:	$186,981	**30%:**	$115,942		

Decline Rate: 7.5%/year

Product Price Assumptions

Oil Price: $90.63/BBL Esc: 0%
Gas Price: $3.99/MMBTU Esc: 0%
BTU Content of Gas: 1,000 BTU/SCF

Operating Expense, Tax Assumptions

Initial Op. Exp.:	$400/month	Esc: 0%
Oil Severance Tax:	7%	
Gas Severance Tax:	7%	
Ad Valorem Tax:	0%	

Capital Investment Analysis

Acquisition Cost (Gross): $0
Future Capital Expenditure (Gross): $0
ROI: N/A Help
Payout: 1 month Help

Cumulative & Estimated Future Production

	Oil (MBO)	Gas (MMCF)
Est. Expected Ultimate Recovery (EUR):	8	0

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OMSYS™ Exploration & Production Economics Report

Gerner Trust, 1.5 bopd SEC

Production & Cash Flow Stream

Fiscal Year	Oil (BO)	Gas (MMCF)	Oil $/BBL	Gas $/MMBTU	Gross Revenue	Net Revenue	Net Op. & Cap. Exp.	Cash Flow (Undisc.)	Cash Flow (PV 10%)
2012	527	0	$90.63	$3.99	$47,740	$38,789	$4,800	$31,274	$29,666
2013	487	0	$90.63	$3.99	$44,160	$35,880	$4,800	$28,568	$24,531
2014	451	0	$90.63	$3.99	$40,848	$33,189	$4,800	$26,066	$20,260
2015	417	0	$90.63	$3.99	$37,784	$30,700	$4,800	$23,751	$16,711
2016	386	0	$90.63	$3.99	$34,950	$28,397	$4,800	$21,609	$13,764
2017	357	0	$90.63	$3.99	$32,329	$26,267	$4,800	$19,629	$11,317
2018	330	0	$90.63	$3.99	$29,904	$24,297	$4,800	$17,797	$9,288
2019	305	0	$90.63	$3.99	$27,662	$22,475	$4,800	$16,102	$7,607
2020	282	0	$90.63	$3.99	$25,587	$20,789	$4,800	$14,534	$6,216
2021	261	0	$90.63	$3.99	$23,668	$19,230	$4,800	$13,084	$5,066
2022	242	0	$90.63	$3.99	$21,893	$17,788	$4,800	$11,743	$4,115
2023	223	0	$90.63	$3.99	$20,251	$16,454	$4,800	$10,502	$3,332
2024	207	0	$90.63	$3.99	$18,732	$15,220	$4,800	$9,354	$2,687
2025	191	0	$90.63	$3.99	$17,327	$14,078	$4,800	$8,293	$2,156
2026	177	0	$90.63	$3.99	$16,028	$13,022	$4,800	$7,311	$1,721
2027	164	0	$90.63	$3.99	$14,826	$12,046	$4,800	$6,403	$1,364
2028	151	0	$90.63	$3.99	$13,714	$11,142	$4,800	$5,562	$1,073
2029	140	0	$90.63	$3.99	$12,685	$10,307	$4,800	$4,785	$836
2030	129	0	$90.63	$3.99	$11,734	$9,534	$4,800	$4,066	$643
2031	120	0	$90.63	$3.99	$10,854	$8,819	$4,800	$3,401	$487
2032	111	0	$90.63	$3.99	$10,040	$8,157	$4,800	$2,786	$361
2033	102	0	$90.63	$3.99	$9,287	$7,545	$4,800	$2,217	$260
2034	95	0	$90.63	$3.99	$8,590	$6,980	$4,800	$1,691	$180
2035	88	0	$90.63	$3.99	$7,946	$6,456	$4,800	$1,204	$116
2036	81	0	$90.63	$3.99	$7,350	$5,972	$4,800	$754	$66
2037	75	0	$90.63	$3.99	$6,799	$5,524	$4,800	$337	$27
2038	24	0	$90.63	$3.99	$2,151	$1,748	$1,600	$25	$2
Total	**6,122**	**0**			**$554,836**	**$450,805**	**$126,400**	**$292,848**	**$163,851**

Reserve Category

Reserve Category: PDP

Interests

Operating Status: Operated

WI: 1.000

NRI: 0.8125

Decline

Decline Model: Exponential Decline Curve

Initial Flow Rate: 1.5 BO/D

Decline Rate: 7.5%/year

Valuation Parameters

Net Present Value @ 18%:	$118,441
50% of Undisc. Cash Flow:	$146,424
3 Year Cash Flow:	$85,907

Net Present Value Profile

0%:	$292,848	**18%:**	$118,441	**35%:**	$73,674
5%:	$212,376	**20%:**	$110,625	**40%:**	$66,241
10%:	$163,851	**22%:**	$103,748	**45%:**	$60,161
12%:	$149,727	**25%:**	$94,861	**50%:**	$55,098
15%:	$132,358	**30%:**	$82,958		

Capital Investment Analysis

Acquisition Cost (Gross): $0

Product Price Assumptions

Oil Price: $90.63/BBL **Esc:** 0%
Gas Price: $3.99/MMBTU **Esc:** 0%
BTU Content of Gas: 1,000 BTU/SCF

Operating Expense, Tax Assumptions

Initial Op. Exp.: $400/month **Esc:** 0%
Oil Severance Tax: 7%
Gas Severance Tax: 7%
Ad Valorem Tax: 0%

Future Capital Expenditure (Gross): $0
ROI: N/A Help
Payout: 1 month Help

Cumulative & Estimated Future Production

	Oil (MBO)	Gas (MMCF)
Est. Expected Ultimate Recovery (EUR):	6	0

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OMSYS™ Exploration & Production Economics Report

Hughes @ 1.3 bopd, SEC Case

Production & Cash Flow Stream

Fiscal Year	Oil (BO)	Gas (MMCF)	Oil $/BBL	Gas $/MMBTU	Gross Revenue	Net Revenue	Net Op. & Cap. Exp.	Cash Flow (Undisc.)	Cash Flow (PV 10%)
2012	467	0	$90.63	$3.99	$42,360	$34,418	$4,800	$27,208	$25,798
2013	453	0	$90.63	$3.99	$41,089	$33,385	$4,800	$26,248	$22,528
2014	440	0	$90.63	$3.99	$39,857	$32,384	$4,800	$25,317	$19,669
2015	427	0	$90.63	$3.99	$38,661	$31,412	$4,800	$24,413	$17,170
2016	414	0	$90.63	$3.99	$37,501	$30,470	$4,800	$23,537	$14,984
2017	401	0	$90.63	$3.99	$36,376	$29,556	$4,800	$22,687	$13,074
2018	389	0	$90.63	$3.99	$35,285	$28,669	$4,800	$21,862	$11,405
2019	378	0	$90.63	$3.99	$34,226	$27,809	$4,800	$21,062	$9,946
2020	366	0	$90.63	$3.99	$33,200	$26,975	$4,800	$20,286	$8,672
2021	355	0	$90.63	$3.99	$32,204	$26,165	$4,800	$19,534	$7,558
2022	345	0	$90.63	$3.99	$31,237	$25,380	$4,800	$18,804	$6,586
2023	334	0	$90.63	$3.99	$30,300	$24,619	$4,800	$18,096	$5,737
2024	324	0	$90.63	$3.99	$29,391	$23,880	$4,800	$17,409	$4,997
2025	315	0	$90.63	$3.99	$28,510	$23,164	$4,800	$16,743	$4,350
2026	305	0	$90.63	$3.99	$27,654	$22,469	$4,800	$16,096	$3,786
2027	296	0	$90.63	$3.99	$26,825	$21,795	$4,800	$15,469	$3,293
2028	287	0	$90.63	$3.99	$26,020	$21,141	$4,800	$14,861	$2,864
2029	278	0	$90.63	$3.99	$25,239	$20,507	$4,800	$14,271	$2,490
2030	270	0	$90.63	$3.99	$24,482	$19,892	$4,800	$13,699	$2,163
2031	262	0	$90.63	$3.99	$23,748	$19,295	$4,800	$13,144	$1,879
2032	254	0	$90.63	$3.99	$23,035	$18,716	$4,800	$12,606	$1,631
2033	247	0	$90.63	$3.99	$22,344	$18,155	$4,800	$12,084	$1,415
2034	239	0	$90.63	$3.99	$21,674	$17,610	$4,800	$11,577	$1,228
2035	232	0	$90.63	$3.99	$21,024	$17,082	$4,800	$11,086	$1,064
2036	225	0	$90.63	$3.99	$20,393	$16,569	$4,800	$10,609	$922
2037	218	0	$90.63	$3.99	$19,781	$16,072	$4,800	$10,147	$798
2038	212	0	$90.63	$3.99	$19,188	$15,590	$4,800	$9,699	$690
2039	205	0	$90.63	$3.99	$18,612	$15,122	$4,800	$9,264	$597
2040	199	0	$90.63	$3.99	$18,054	$14,669	$4,800	$8,842	$516
2041	193	0	$90.63	$3.99	$17,512	$14,229	$4,800	$8,433	$445
Total	**9,332**	**0**			**$845,783**	**$687,199**	**$144,000**	**$495,095**	**$198,255**

Reserve Category

Reserve Category: PDP

Interests

Operating Status: Operated

WI: 1.000

NRI: 0.8125

Decline

Decline Model: Exponential Decline Curve

Initial Flow Rate: 1.3 BO/D

Valuation Parameters

Net Present Value @ 18%:	$127,417
50% of Undisc. Cash Flow:	$247,547
3 Year Cash Flow:	$78,773

Net Present Value Profile

0%:	$495,095	**18%:**	$127,417	**35%:**	$71,604
5%:	$292,856	**20%:**	$116,776	**40%:**	$63,408
10%:	$198,255	**22%:**	$107,749	**45%:**	$56,893
12%:	$174,482	**25%:**	$96,528	**50%:**	$51,591
15%:	$147,439	**30%:**	$82,227		

Decline Rate: 3%/year

Product Price Assumptions

Oil Price: $90.63/BBL Esc: 0%

Gas Price: $3.99/MMBTU Esc: 0%

BTU Content of Gas: 1,000 BTU/SCF

Operating Expense, Tax Assumptions

Initial Op. Exp.: $400/month Esc: 0%

Oil Severance Tax: 7%

Gas Severance Tax: 7%

Ad Valorem Tax: 0%

Capital Investment Analysis

Acquisition Cost (Gross): $0

Future Capital Expenditure (Gross): $0

ROI: N/A Help

Payout: 1 month Help

Cumulative & Estimated Future Production

	Oil (MBO)	Gas (MMCF)
Est. Expected Ultimate Recovery (EUR):	9	0

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Sally Smith Well @ .667 bopd, SEC

Production & Cash Flow Stream

Fiscal Year	Oil (BO)	Gas (MMCF)	Oil $/BBL	Gas $/MMBTU	Gross Revenue	Net Revenue	Net Op. & Cap. Exp.	Cash Flow (Undisc.)	Cash Flow (PV 10%)
2012	240	0	$90.63	$3.99	$21,734	$17,659	$4,800	$11,623	$11,021
2013	233	0	$90.63	$3.99	$21,082	$17,129	$4,800	$11,130	$9,553
2014	226	0	$90.63	$3.99	$20,450	$16,615	$4,800	$10,652	$8,277
2015	219	0	$90.63	$3.99	$19,836	$16,117	$4,800	$10,189	$7,166
2016	212	0	$90.63	$3.99	$19,241	$15,633	$4,800	$9,739	$6,201
2017	206	0	$90.63	$3.99	$18,664	$15,164	$4,800	$9,303	$5,361
2018	200	0	$90.63	$3.99	$18,104	$14,709	$4,800	$8,880	$4,633
2019	194	0	$90.63	$3.99	$17,561	$14,268	$4,800	$8,469	$4,000
2020	188	0	$90.63	$3.99	$17,034	$13,840	$4,800	$8,071	$3,450
2021	182	0	$90.63	$3.99	$16,523	$13,425	$4,800	$7,685	$2,974
2022	177	0	$90.63	$3.99	$16,027	$13,022	$4,800	$7,311	$2,561
2023	172	0	$90.63	$3.99	$15,546	$12,631	$4,800	$6,947	$2,203
2024	166	0	$90.63	$3.99	$15,080	$12,253	$4,800	$6,595	$1,893
2025	161	0	$90.63	$3.99	$14,628	$11,885	$4,800	$6,253	$1,625
2026	157	0	$90.63	$3.99	$14,189	$11,528	$4,800	$5,921	$1,393
2027	152	0	$90.63	$3.99	$13,763	$11,183	$4,800	$5,600	$1,192
2028	147	0	$90.63	$3.99	$13,350	$10,847	$4,800	$5,288	$1,019
2029	143	0	$90.63	$3.99	$12,950	$10,522	$4,800	$4,985	$870
2030	139	0	$90.63	$3.99	$12,561	$10,206	$4,800	$4,692	$741
2031	134	0	$90.63	$3.99	$12,184	$9,900	$4,800	$4,407	$630
2032	130	0	$90.63	$3.99	$11,819	$9,603	$4,800	$4,131	$535
2033	126	0	$90.63	$3.99	$11,464	$9,315	$4,800	$3,863	$453
2034	123	0	$90.63	$3.99	$11,120	$9,035	$4,800	$3,603	$382
2035	119	0	$90.63	$3.99	$10,787	$8,764	$4,800	$3,351	$322
2036	115	0	$90.63	$3.99	$10,463	$8,501	$4,800	$3,106	$270
2037	112	0	$90.63	$3.99	$10,149	$8,246	$4,800	$2,869	$226
2038	109	0	$90.63	$3.99	$9,845	$7,999	$4,800	$2,639	$188
2039	105	0	$90.63	$3.99	$9,549	$7,759	$4,800	$2,416	$156
2040	102	0	$90.63	$3.99	$9,263	$7,526	$4,800	$2,199	$128
2041	99	0	$90.63	$3.99	$8,985	$7,300	$4,800	$1,989	$105
Total	**4,788**	**0**			**$433,952**	**$352,586**	**$144,000**	**$183,905**	**$79,526**

Reserve Category

Reserve Category: PDP

Interests

Operating Status: Operated

WI: 1.000

NRI: 0.8125

Decline

Decline Model: Exponential Decline Curve

Initial Flow Rate: 0.667 BO/D

Valuation Parameters

Net Present Value @ 18%:	$52,451
50% of Undisc. Cash Flow:	$91,952
3 Year Cash Flow:	$33,405

Net Present Value Profile

0%:	$183,905	**18%:**	$52,451	**35%:**	$30,061
5%:	$113,976	**20%:**	$48,259	**40%:**	$26,690
10%:	$79,526	**22%:**	$44,675	**45%:**	$23,997
12%:	$70,588	**25%:**	$40,183	**50%:**	$21,796
15%:	$60,244	**30%:**	$34,399		

Decline Rate: 3%/year

Product Price Assumptions

Oil Price: $90.63/BBL **Esc:** 0%
Gas Price: $3.99/MMBTU **Esc:** 0%
BTU Content of Gas: 1,000 BTU/SCF

Operating Expense, Tax Assumptions

Initial Op. Exp.: $400/month **Esc:** 0%
Oil Severance Tax: 7%
Gas Severance Tax: 7%
Ad Valorem Tax: 0%

Capital Investment Analysis

Acquisition Cost (Gross): $0
Future Capital Expenditure (Gross): $0
ROI: N/A Help
Payout: 1 month Help

Cumulative & Estimated Future Production

	Oil (MBO)	Gas (MMCF)
Est. Expected Ultimate Recovery (EUR):	5	0

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drillinginfo

OMSYS™ Exploration & Production Economics Report

Simon Wells @ 4 bopd, SEC

Production & Cash Flow Stream

Fiscal Year	Oil (BO)	Gas (MMCF)	Oil $/BBL	Gas $/MMBTU	Gross Revenue	Net Revenue	Net Op. & Cap. Exp.	Cash Flow (Undisc.)	Cash Flow (PV 10%)
2012	1,386	0	$90.63	$3.99	$125,601	$102,051	$24,000	$70,908	$67,290
2013	1,247	0	$90.63	$3.99	$113,041	$91,846	$24,000	$61,417	$52,761
2014	1,123	0	$90.63	$3.99	$101,737	$82,661	$24,000	$52,875	$41,120
2015	1,010	0	$90.63	$3.99	$91,563	$74,395	$24,000	$45,188	$31,813
2016	909	0	$90.63	$3.99	$82,407	$66,956	$24,000	$38,269	$24,390
2017	818	0	$90.63	$3.99	$74,166	$60,260	$24,000	$32,042	$18,488
2018	737	0	$90.63	$3.99	$66,750	$54,234	$24,000	$26,438	$13,810
2019	663	0	$90.63	$3.99	$60,075	$48,811	$24,000	$21,394	$10,118
2020	597	0	$90.63	$3.99	$54,067	$43,930	$24,000	$16,855	$7,217
2021	537	0	$90.63	$3.99	$48,661	$39,537	$24,000	$12,769	$4,952
2022	483	0	$90.63	$3.99	$43,795	$35,583	$24,000	$9,092	$3,194
2023	435	0	$90.63	$3.99	$39,415	$32,025	$24,000	$5,783	$1,841
2024	391	0	$90.63	$3.99	$35,474	$28,822	$24,000	$2,805	$811
2025	210	0	$90.63	$3.99	$19,031	$15,463	$14,000	$380	$102
Total	**10,546**	**0**			**$955,783**	**$776,574**	**$326,000**	**$396,214**	**$277,906**

Reserve Category

Reserve Category: PDP

Interests

Operating Status: Operated

WI: 1.000

NRI: 0.8125

Decline

Decline Model: Exponential Decline Curve

Initial Flow Rate: 4 BO/D

Decline Rate: 10%/year

Product Price Assumptions

Oil Price: $90.63/BBL **Esc:** 0%

Gas Price: $3.99/MMBTU **Esc:** 0%

BTU Content of Gas: 1,000 BTU/SCF

Operating Expense, Tax Assumptions

Initial Op. Exp.: $2,000/month **Esc:** 0%

Oil Severance Tax: 7%

Gas Severance Tax: 7%

Ad Valorem Tax: 0%

Valuation Parameters

Net Present Value @ 18%: $220,513

50% of Undisc. Cash Flow: $198,107

3 Year Cash Flow: $185,200

Net Present Value Profile

0%:	$396,214	**18%:**	$220,513	**35%:**	$150,434
5%:	$328,438	**20%:**	$209,361	**40%:**	$137,244
10%:	$277,906	**22%:**	$199,190	**45%:**	$126,108
12%:	$261,279	**25%:**	$185,527	**50%:**	$116,596
15%:	$239,372	**30%:**	$166,261		

Capital Investment Analysis

Acquisition Cost (Gross): $0

Future Capital Expenditure (Gross): $0

ROI: N/A Help

Payout: 1 month Help

Cumulative & Estimated Future Production

	Oil (MBO)	Gas (MMCF)
Est. Expected Ultimate Recovery (EUR):	11	0

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OMSYS™ Exploration & Production Economics Report

Woodruff Well @ .8 bopd, SEC Case

Production & Cash Flow Stream

Fiscal Year	Oil (BO)	Gas (MMCF)	Oil $/BBL	Gas $/MMBTU	Gross Revenue	Net Revenue	Net Op. & Cap. Exp.	Cash Flow (Undisc.)	Cash Flow (PV 10%)
2012	288	0	$90.63	$3.99	$26,068	$21,180	$4,800	$14,898	$14,126
2013	279	0	$90.63	$3.99	$25,286	$20,545	$4,800	$14,307	$12,280
2014	271	0	$90.63	$3.99	$24,527	$19,928	$4,800	$13,733	$10,670
2015	263	0	$90.63	$3.99	$23,791	$19,331	$4,800	$13,177	$9,268
2016	255	0	$90.63	$3.99	$23,078	$18,751	$4,800	$12,638	$8,046
2017	247	0	$90.63	$3.99	$22,385	$18,188	$4,800	$12,115	$6,982
2018	240	0	$90.63	$3.99	$21,714	$17,642	$4,800	$11,607	$6,055
2019	232	0	$90.63	$3.99	$21,062	$17,113	$4,800	$11,115	$5,249
2020	225	0	$90.63	$3.99	$20,430	$16,600	$4,800	$10,638	$4,547
2021	219	0	$90.63	$3.99	$19,818	$16,102	$4,800	$10,175	$3,937
2022	212	0	$90.63	$3.99	$19,223	$15,619	$4,800	$9,725	$3,407
2023	206	0	$90.63	$3.99	$18,646	$15,150	$4,800	$9,290	$2,946
2024	200	0	$90.63	$3.99	$18,087	$14,696	$4,800	$8,867	$2,545
2025	194	0	$90.63	$3.99	$17,544	$14,255	$4,800	$8,457	$2,197
2026	188	0	$90.63	$3.99	$17,018	$13,827	$4,800	$8,059	$1,896
2027	182	0	$90.63	$3.99	$16,507	$13,412	$4,800	$7,673	$1,634
2028	177	0	$90.63	$3.99	$16,012	$13,010	$4,800	$7,299	$1,407
2029	171	0	$90.63	$3.99	$15,532	$12,620	$4,800	$6,936	$1,210
2030	166	0	$90.63	$3.99	$15,066	$12,241	$4,800	$6,584	$1,040
2031	161	0	$90.63	$3.99	$14,614	$11,874	$4,800	$6,243	$892
2032	156	0	$90.63	$3.99	$14,176	$11,518	$4,800	$5,911	$765
2033	152	0	$90.63	$3.99	$13,750	$11,172	$4,800	$5,590	$655
2034	147	0	$90.63	$3.99	$13,338	$10,837	$4,800	$5,278	$560
2035	143	0	$90.63	$3.99	$12,938	$10,512	$4,800	$4,976	$478
2036	138	0	$90.63	$3.99	$12,550	$10,196	$4,800	$4,683	$407
2037	134	0	$90.63	$3.99	$12,173	$9,891	$4,800	$4,398	$346
2038	130	0	$90.63	$3.99	$11,808	$9,594	$4,800	$4,122	$294
2039	126	0	$90.63	$3.99	$11,454	$9,306	$4,800	$3,855	$248
2040	123	0	$90.63	$3.99	$11,110	$9,027	$4,800	$3,595	$210
2041	119	0	$90.63	$3.99	$10,777	$8,756	$4,800	$3,343	$177
Total	**5,743**	**0**			**$520,482**	**$422,891**	**$144,000**	**$249,289**	**$104,472**

Reserve Category

Reserve Category: PDP

Interests

Operating Status: Operated

WI: 1.000

NRI: 0.8125

Decline

Decline Model: Exponential Decline Curve

Initial Flow Rate: 0.8 BO/D

Valuation Parameters

Net Present Value @ 18%:	$68,202
50% of Undisc. Cash Flow:	$124,645
3 Year Cash Flow:	$42,937

Net Present Value Profile

0%:	$249,289	**18%:**	$68,202	**35%:**	$38,790
5%:	$151,560	**20%:**	$62,655	**40%:**	$34,405
10%:	$104,472	**22%:**	$57,928	**45%:**	$30,909
12%:	$92,417	**25%:**	$52,022	**50%:**	$28,056
15%:	$78,565	**30%:**	$44,448		

Decline Rate: 3%/year

Product Price Assumptions

Oil Price: $90.63/BBL **Esc:** 0%
Gas Price: $3.99/MMBTU **Esc:** 0%
BTU Content of Gas: 1,000 BTU/SCF

Operating Expense, Tax Assumptions

Initial Op. Exp.: $400/month **Esc:** 0%
Oil Severance Tax: 7%
Gas Severance Tax: 7%
Ad Valorem Tax: 0%

Capital Investment Analysis

Acquisition Cost (Gross): $0
Future Capital Expenditure (Gross): $0
ROI: N/A Help
Payout: 1 month Help

Cumulative & Estimated Future Production

	Oil (MBO)	Gas (MMCF)
Est. Expected Ultimate Recovery (EUR):	6	0

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drillinginfo

OMSYS™ Exploration & Production Economics Report

Simon Wells PNP Rate of 9 bopd from Waterflood Response, SEC Case

Production & Cash Flow Stream

Fiscal Year	Oil (BO)	Gas (MMCF)	Oil $/BBL	Gas $/MMBTU	Gross Revenue	Net Revenue	Net Op. & Cap. Exp.	Cash Flow (Undisc.)	Cash Flow (PV 10%)
								-$175,000	-$175,000
2012	3,118	0	$90.63	$3.99	$282,603	$229,615	$24,000	$189,542	$179,838
2013	2,806	0	$90.63	$3.99	$254,343	$206,654	$24,000	$168,188	$144,453
2014	2,526	0	$90.63	$3.99	$228,909	$185,988	$24,000	$148,969	$115,821
2015	2,273	0	$90.63	$3.99	$206,018	$167,389	$24,000	$131,672	$92,671
2016	2,046	0	$90.63	$3.99	$185,416	$150,650	$24,000	$116,105	$73,971
2017	1,841	0	$90.63	$3.99	$166,874	$135,585	$24,000	$102,094	$58,880
2018	1,657	0	$90.63	$3.99	$150,187	$122,027	$24,000	$89,485	$46,718
2019	1,491	0	$90.63	$3.99	$135,168	$109,824	$24,000	$78,136	$36,928
2020	1,342	0	$90.63	$3.99	$121,651	$98,842	$24,000	$67,923	$29,059
2021	1,208	0	$90.63	$3.99	$109,486	$88,958	$24,000	$58,731	$22,746
2022	1,087	0	$90.63	$3.99	$98,538	$80,062	$24,000	$50,458	$17,690
2023	979	0	$90.63	$3.99	$88,684	$72,056	$24,000	$43,012	$13,652
2024	881	0	$90.63	$3.99	$79,815	$64,850	$24,000	$36,311	$10,433
2025	793	0	$90.63	$3.99	$71,834	$58,365	$24,000	$30,280	$7,876
2026	713	0	$90.63	$3.99	$64,651	$52,529	$24,000	$24,852	$5,853
2027	642	0	$90.63	$3.99	$58,185	$47,276	$24,000	$19,966	$4,257
2028	578	0	$90.63	$3.99	$52,367	$42,548	$24,000	$15,570	$3,006
2029	520	0	$90.63	$3.99	$47,130	$38,293	$24,000	$11,613	$2,030
2030	468	0	$90.63	$3.99	$42,417	$34,464	$24,000	$8,052	$1,275
2031	421	0	$90.63	$3.99	$38,176	$31,018	$24,000	$4,846	$696
2032	379	0	$90.63	$3.99	$34,358	$27,916	$24,000	$1,962	$257
2033	89	0	$90.63	$3.99	$8,039	$6,531	$6,000	$74	$9
Total	**27,859**	**0**			**$2,524,849**	**$2,051,440**	**$510,000**	**$1,222,839**	**$693,119**

Reserve Category

Reserve Category: PDNP

Interests

Operating Status: Operated

WI: 1.000

NRI: 0.8125

Decline

Decline Model: Exponential Decline Curve

Initial Flow Rate: 9 BO/D

Decline Rate: 10%/year

Product Price Assumptions

Oil Price:	$90.63/BBL	**Esc:**	0%
Gas Price:	$3.99/MMBTU	**Esc:**	0%

Valuation Parameters

Net Present Value @ 18%:	$479,036
50% of Undisc. Cash Flow:	$611,419
3 Year Cash Flow:	$331,699

Net Present Value Profile

0%:	$1,222,839	**18%:**	$479,036	**35%:**	$248,865
5%:	$903,997	**20%:**	$440,298	**40%:**	$208,664
10%:	$693,119	**22%:**	$405,713	**45%:**	$175,352
12%:	$628,441	**25%:**	$360,326	**50%:**	$147,317
15%:	$546,588	**30%:**	$298,273		

Capital Investment Analysis

Acquisition Cost (Gross):	$175,000
Future Capital Expenditure (Gross):	$0

BTU Content of Gas: 1,000 BTU/SCF

ROI: 8.0 : 1 Help
Payout: 12 months Help

Operating Expense, Tax Assumptions

Initial Op. Exp.:	$2,000/month	**Esc:**	0%
Oil Severance Tax:	7%		
Gas Severance Tax:	7%		
Ad Valorem Tax:	0%		

Cumulative & Estimated Future Production

	Oil (MBO)	Gas (MMCF)
Est. Expected Ultimate Recovery (EUR):	28	0

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drillinginfo

OMSYS™ Exploration & Production Economics Report

Typical Woodford Shale Well, 20% Decline, 100 MCFD Initial Rate, SEC Case

Production & Cash Flow Stream

Fiscal Year	Oil (BO)	Gas (MMCF)	Oil $/BBL	Gas $/MMBTU	Gross Revenue	Net Revenue	Net Op. & Cap. Exp.	Cash Flow (Undisc.)	Cash Flow (PV 10%)
								-$35,000	-$35,000
2012	0	33	$90.63	$3.99	$130,545	$106,068	$4,200	$94,443	$89,692
2013	0	26	$90.63	$3.99	$104,436	$84,854	$4,200	$74,714	$64,231
2014	0	21	$90.63	$3.99	$83,549	$67,883	$4,200	$58,931	$45,862
2015	0	17	$90.63	$3.99	$66,839	$54,307	$4,200	$46,305	$32,621
2016	0	13	$90.63	$3.99	$53,471	$43,445	$4,200	$36,204	$23,089
2017	0	11	$90.63	$3.99	$42,777	$34,756	$4,200	$28,123	$16,236
2018	0	9	$90.63	$3.99	$34,221	$27,805	$4,200	$21,659	$11,320
2019	0	7	$90.63	$3.99	$27,377	$22,244	$4,200	$16,487	$7,801
2020	0	5	$90.63	$3.99	$21,902	$17,795	$4,200	$12,350	$5,290
2021	0	4	$90.63	$3.99	$17,521	$14,236	$4,200	$9,040	$3,506
2022	0	4	$90.63	$3.99	$14,017	$11,389	$4,200	$6,392	$2,245
2023	0	3	$90.63	$3.99	$11,214	$9,111	$4,200	$4,273	$1,359
2024	0	2	$90.63	$3.99	$8,971	$7,289	$4,200	$2,579	$743
2025	0	2	$90.63	$3.99	$7,177	$5,831	$4,200	$1,223	$320
2026	0	1	$90.63	$3.99	$3,968	$3,224	$2,800	$198	$48
Total	**0**	**157**			**$627,984**	**$510,237**	**$61,600**	**$377,921**	**$269,365**

Reserve Category

Reserve Category: PROB

Interests

Operating Status: Operated

WI: 1.000

NRI: 0.8125

Decline

Decline Model: Exponential Decline Curve

Initial Flow Rate: 100 MCF/D

Decline Rate: 20%/year

Product Price Assumptions

Oil Price: $90.63/BBL **Esc:** 0%

Gas Price: $3.99/MMBTU **Esc:** 0%

BTU Content of Gas: 1,000 BTU/SCF

Operating Expense, Tax Assumptions

Initial Op. Exp.: $350/month **Esc:** 0%

Oil Severance Tax: 7%

Valuation Parameters

Net Present Value @ 18%:	$214,481
50% of Undisc. Cash Flow:	$188,960
3 Year Cash Flow:	$193,088

Net Present Value Profile

0%:	$377,921	**18%:**	$214,481	**35%:**	$143,967
5%:	$316,316	**20%:**	$203,563	**40%:**	$130,078
10%:	$269,365	**22%:**	$193,518	**45%:**	$118,156
12%:	$253,662	**25%:**	$179,882	**50%:**	$107,820
15%:	$232,739	**30%:**	$160,337		

Capital Investment Analysis

Acquisition Cost (Gross): $35,000

Future Capital Expenditure (Gross): $0

ROI: 11.8 : 1 Help

Payout: 5 months Help

Cumulative & Estimated Future Production

	Oil (MBO)	Gas (MMCF)
Est. Expected Ultimate Recovery (EUR):	0	157

Gas Severance Tax: 7%
Ad Valorem Tax: 0%

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